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                                                                    EXHIBIT 10.6


                             STOCK OPTION AGREEMENT

         This Agreement is made as of _________, ____, by and between PROXYMED, INC. (the "Company") and ______________, who is an employee of the Company (the "Employee").

         WHEREAS, the Company considers it desirable and in its best interests that the new Employee be given an inducement to acquire a proprietary interest in the Company, and an added incentive to advance the interests of the Company by possessing a right (the "Option Right") to purchase shares of the Company's common stock, $.001 par value (the "Option Stock").

         NOW, THEREFORE, in consideration of the premises, it is agreed by and between the parties as follows:

         1. GRANT OF OPTION. The Company hereby grants to the Employee the right, privilege and option to purchase the number of shares of Option Stock, at the purchase price as shown on Schedule I attached hereto (the "Option Price"), in the manner and subject to the conditions hereinafter provided in this Agreement. The Option Right granted hereunder is a Non-Qualified Option as specified on Schedule I.

         2. TIME OF EXERCISE OF OPTION. The aforesaid Option Right may be exercised at any time, subject to Sections 3 and 4, below, and from time to time, until the termination thereof as provided in Sections 7, 8, 9 and 10 below; provided, however, that the Option Right granted herein may not be exercised after the termination date as shown on Schedule I, unless provided otherwise by the Board of Directors or Compensation Committee of the Company.

         3. VESTING OF OPTION RIGHT. The Option Right shall vest as provided in the Schedule I.


         4. MANNER OF EXERCISE. An Option that has vested pursuant to the
Schedule I may be exercised in whole or in part, in increments of a minimum of 100 shares, at any time, or from time to time, during its term. To exercise an Option, the Employee exercising the Option must deliver to the Company, at its principal office:

         a) a written notice of exercise of the Option, which states the extent to which the Option is being exercised and which is executed by the Employee;

         b) a check in an amount, or Common Stock with a fair market value, equal to the Exercise Price of the Option times the number of shares being exercised, or a combination of the foregoing; and

         c) a check equal to any withholding taxes the Company is required to pay as a result of the exercise of the Option by the Employee. If permitted by the Board of Directors or the Committee, at the time of exercise, the Employee may elect, at such time and in such manner as the Board of Directors or the Committee may prescribe, to satisfy such withholding obligation by (A) delivering to the Company Common Stock (which in the case of Common Stock acquired from the Company shall have been owned by the Employee for at least six months prior to the delivery date) having a fair market value equal to such withholding obligation; or (B) requesting that the Company withhold from the shares of Common Stock to be delivered upon

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         the exercise a number of shares of Common Stock having a fair market value equal to such withholding obligation.

The day on which the Company receives all of the items specified in this subsection shall be the date on which the Option is exercised to the extent described in the notice of exercise.

         5. DELIVERY OF STOCK CERTIFICATES. As promptly as practicable after an Option is exercised, the Company shall cause the transfer agent to deliver to the Employee who exercises the Option certificates, registered in that person's name, representing the number of shares of Common Stock that were purchased by the exercise of the Option. Unless the Common Stock was issued in a transaction that was registered pursuant to the Securities Act of 1933, as amended (the "Securities Act"), each certificate may bear a legend to indicate that if the Common Stock represented by the certificate was issued in a transaction that was not registered pursuant to the Securities Act, and may only be sold or transferred in a transaction that is registered pursuant to the Securities Act or is exempt from the registration requirements of the Securities Act.

         6. NON-TRANSFERABILITY OF OPTIONS. During the lifetime of a person to whom an Option is granted, the Option may be exercised only by that person or by his or her guardian or legal representative., except to the extent the Board of Directors or the Committee shall otherwise determine, whether at the time the Option is granted or thereafter. An Option may not be assigned, transferred, sold, pledged or hypothecated in any way; shall not be subject to levy or execution or disposition under the Bankruptcy Code of 1978, as amended, or any other state or federal law granting relief to creditors, whether now or hereafter in effect; and shall not be transferable otherwise than by will or the laws of descent and distribution. The Company will not recognize any attempt to assign, transfer, sell, pledge, hypothecate or otherwise dispose of an Option contrary to the provisions of this Plan, or to levy any attachment, execution or similar process upon any Option and, except as expressly stated herein, the Company shall not be required to, and shall not, issue Common Stock on the exercise of an Option to anyone who claims to have acquired that Option from the person to whom it was granted in violation of this subsection.

         7. RETIREMENT OF HOLDER OF OPTION. If there is a Termination of Employment of an Employee to whom an Option has been granted due to Retirement, each Non-Qualified Option held by the retired Employee, whether or not then vested, may be exercised until the earlier of: (x) the end of the twelve (12) month period immediately following the date of such Termination of Employment; or (y) the expiration of the term specified in the Option.

         8. TOTAL DISABILITY OF HOLDER OF OPTION. If there is a Termination of Employment of an Employee to whom an Option has been granted by reason of his or her Total Disability, each Option held by the Employee, whether or not then vested, may be exercised until the earlier of: (x) the end of the twelve (12) month period immediately following the date of such Termination of Employment; or (y) the expiration of the term specified in the Option.

         9. DEATH OF HOLDER OF OPTION. If there is a Termination of Employment of an Employee to whom an Option has been granted by reason of (i) his or her death; or (ii) the death of the former Employee within twelve (12) months following the date of his or her Retirement; or (iii) the death of the former Employee within twelve (12) months following the date of his or her Termination of Employment by reason of Total Disability, then each Option held by the person at the time of his or her death, whether or not then vested, may be exercised by the person or persons to whom the Option shall pass by will or by the laws of descent and distribution (but by no other persons) until the earlier of: (x) the end of the twelve (12) month period immediately following the date of death (or such longer period as is permitted by the Committee); and (y) the expiration of the term specified in the Option,

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provided, however, that in no event is the term of the Option to be deemed to expire prior to the end of three (3) months from the date of death of the Employee.

         10. TERMINATION OF EMPLOYMENT OTHER THAN FOR RETIREMENT, DEATH OR DISABILITY. Unless the Committee or the Board of Directors agrees or has agreed otherwise with respect to a specific Option, if there is a Termination of Employment of an Employee to whom an Option has been granted hereunder for any reason other than the Retirement, death or Total Disability of the Employee, then all Options held by such Employee which are then vested may be exercised until the earlier of: (x) the three (3) month period immediately following the date of such Termination of Employment; or (y) the expiration of the term specified in the Option.

         11. RESTRICTIONS ON RESALES. The shares issuable upon exercise of this Option have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or under any state securities laws, and are being offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering. The holder may not resell the shares purchased hereunder except pursuant to registration under the Securities Act or an exemption therefrom.

     Resales of shares issuable hereunder may be subject to other state and federal securities laws. The Employee is advised to consult with legal counsel as to compliance with the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act") and such other laws prior to resale of such shares.

     The Company, as a condition to the exercise of an Option to acquire shares not registered under the Securities Act, may require the Employee to represent and warrant at the time of any exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by the Securities Act.

         12. REGISTRATION. Upon a Change of Control (defined below), the Company agrees to use its best efforts to cause the Common Stock underlying the Options to be registered under the Securities Act at the earliest possible time. The Company shall have no other obligation to register said Common Stock unless directed to do so by the Board of the Company based on the Company's best interests.

         13. RECAPITALIZATION.

         a) IN GENERAL. If the Company increases the number of outstanding shares of Common Stock through a stock dividend or a stock split, or reduces the number of outstanding shares of Common Stock through a combination of shares or similar recapitalization then, immediately after the record date for the change: (i) the number of shares of Common Stock issuable on the exercise of each outstanding Option granted hereunder (whether or not then vested) shall be increased in the case of a stock dividend or a stock split, or decreased in the case of a combination or similar recapitalization that reduces the number of outstanding shares, by a percentage equal to the percentage change in the number of outstanding shares of Common Stock as a result of the stock dividend, stock split, combination or similar recapitalization;
         (ii) the Exercise Price of each outstanding Option granted hereunder (whether or not then vested) shall be adjusted so that the total amount to be paid upon exercise of the Option in full will not change; and
         (iii) the number of shares of Common Stock that may be issued on exercise of Options granted hereunder (whether or not then vested) and that are outstanding or remain available for grant shall be increased or decreased by a percentage equal to the percentage change in the

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         number of outstanding shares of Common Stock. Any fractional shares will be rounded up to whole shares.

         b) CORPORATE TRANSACTIONS. "Corporate Transactions" means any (i) reorganization or liquidation of the Company; (ii) reclassification of the Company's capital stock; (iii) merger of the Company with or into another corporation; or (iv) the sale of all or substantially all the assets of the Company, which results in a significant number of employees being transferred to a new employer or discharged or in the creation or severance of a parent-subsidiary relationship. If, as a result of a Corporate Transaction while an Option granted hereunder is outstanding (whether or not then vested), and the holders of the Common Stock become entitled to receive, with respect to their Common Stock, securities or assets other than, or in addition to, their Common Stock, then upon exercise of that Option the holder shall receive what the holder would have received if the holder had exercised the Option immediately before the first Corporate Transaction that occurred while the Option was outstanding and as if the Company had not disposed of anything the holder would have received as a result of that and all subsequent Corporate Transactions. The Company shall not agree to any Corporate Transaction unless the other party to the Corporate Transaction agrees to make available on exercise of the Options granted hereunder that are outstanding at the time of the Corporate Transaction, the securities or other assets the holders of those Options are entitled pursuant to this subsection to receive.

         14. CHANGE OF CONTROL. Upon a change of control, as defined herein, any unvested Options shall immediately vest.

         a) "Change of Control" means any of the following events:

                  i) an acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any Person (as defined in the Exchange Act of 1934, as amended (the "1934 Act")) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of eighty percent (80%) or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred, Voting Securities which are acquired in a Non-Control Acquisition (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (x) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company; or (B) any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a "Subsidiary"); (y) the Company or any Subsidiary; or (z) any Person in connection with a Non-Control Transaction (as hereinafter defined).

                  ii) the individuals who, as of the date this Plan is approved by the Company's Board of Directors (the "Board"), are members of the Board (the "Incumbent Board") cease for any reason to constitute at least two-thirds (2/3) of the Board; provided, however, that the voluntary resignation of a member of the Incumbent Board unrelated to a Change of Control shall not affect such calculation; provided, further, however, that if the election or nomination for election by the Company's

                                       4
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                  stockholders or Board of any new director was approved by a vote of at least two-thirds (2/3) of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board (a "proxy contest"), including by reason of any agreement intended to avoid or settle any election contest or proxy contest; or

                  iii) approval by stockholders of the Company of:

                           a) a merger, consolidation or reorganization involving the Company, unless

                               (1) the stockholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least seventy-five percent (75%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation or reorganization or the ultimate entity controlling such corporation (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization;

                               (2) the individuals who are members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds (2/3) of the members of the board of directors of the Surviving Corporation and no agreement, plan or arrangement is in place to change the composition of the board following the merger, consolidation or reorganization such that the Incumbent Board would constitute less than two-thirds (2/3) of the reconstituted board;

                               (3) no person (other than the Company, any Subsidiary, or any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Subsidiary, or any Person who immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of twenty percent (20%) or more of the then-outstanding Voting Securities) has Beneficial Ownership of twenty percent (20%) or more of the combined voting power of the Surviving Corporation's then-outstanding Voting Securities; and

                               (4) a transaction described in clauses (1) through (3) shall herein be referred to as a "Non-Control Transaction".

                           b) a complete liquidation or dissolution of the Company; or

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                           c) an agreement for the sale or other disposition of
                           all of the operating assets of the Company to any Person (other than a transfer to a Subsidiary).

     Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then-outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

         15. RIGHTS OF OPTION HOLDER.

         a) STOCKHOLDER. The holder of an Option (whether or not then vested) shall not have any rights as a stockholder by reason of holding that Option. Upon exercise of an Option granted hereunder, the holder shall be deemed to acquire the rights of a stockholder when, but not before, the issuance of Common Stock as a result of the exercise is recorded in the stock transfer records of the Company.

         b) EMPLOYMENT. Nothing in the grant of an Option shall confer upon any Employee the right to continue in the employ of the Company or shall interfere with or restrict in any way the rights of the Company to discharge any Employee at any time for any reason whatsoever, with or without cause.

         16. LAWS AND REGULATIONS. The obligation of the Company to sell and deliver shares of Common Stock on vesting and exercise of Options granted hereunder shall be subject to the condition that counsel for the Company be satisfied that the sale and delivery thereof will not violate the Securities Act or any other applicable laws, rules or regulations. In addition, the Company may, as a condition to such sale and delivery, require the Employee to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required pursuant to such securities laws.

         17. TAXES; WITHHOLDING OF TAXES. Employee is obligated to determine what, if any, tax effect the grant or exercise of these options has or may have on Employee. The Company is not liable for any taxes which Employee may be obligated to pay as a result of these options nor shall the Company be liable for any taxes. If, whether because of a disposition of Common Stock acquired on exercise of a Non-Qualified Option or otherwise, the Company becomes required to pay withholding taxes to any federal, state or other taxing authority and the Employee fails to provide the Company with the funds with which to pay that withholding tax, then the Company may withhold, subject to applicable state law, up to 50% of each payment of salary or bonus to the Employee (which will be in addition to any other required or permitted withholding), until the Company has been reimbursed for the entire withholding tax it was required to pay, or to otherwise make full reimbursement from Employee.

         18. BINDING EFFECT. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns; it may be amended only in writing and executed by the parties and as authorized by the Board of Directors or Compensation Committee of the Company.

                            [SIGNATURE PAGE FOLLOWS]

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

                                              PROXYMED, INC.



By:                                           By:
   --------------------------------              -------------------------------
       Secretary                                 Michael K. Hoover, Chairman and
                                                 Chief Executive Officer

         I hereby accept the stock option right offered to me by the Company as set forth in this Stock Option Agreement dated as of ______, 20__, and Schedule I which is attached thereto.

Accepted by:



------------------------------------
Employee

Date:
     -------------------------------

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                                   SCHEDULE I

         The information set forth in this Schedule I is subject to all of the terms of the PROXYMED, INC. STOCK OPTION AGREEMENT to which this Schedule is attached.

         1.       Name of Employee:


                      ------------------------------


         2.       Address:


                      ------------------------------

                      ------------------------------


         3.       Social Security Number:
                                           ----------------------------------



         4.       Number of Shares:
                                     ----------------



         5. Exercise Price: $_____ per share (closing price at close of business on ________)



         6.       Type of Option:   Non-Qualified Stock Option



         7.       Number of Shares         Date Vested           Expiration Date
                  ----------------         -----------           ---------------

                                   SCHEDULE II

                               NOTICE OF EXERCISE

        I, the undersigned Employee, hereby give notice of the exercise of the Option described below, to the extent and in the manner specified herein, subject to the all of the terms and conditions of the PROXYMED, INC. STOCK OPTION AGREEMENT granting this Option and the PROXYMED, INC. If the shares to be acquired pursuant to this exercise of the Option are not registered under the Securities Act of 1933, as amended, the undersigned represents and warrants that the shares are being purchased only for investment and without any present intention to sell or distribute such shares.

        1.     Name of Employee:



        2.     Address:

                    -------------------------------

                    -------------------------------

        3.     Social Security Number:  _________________________



        4.     Number of Shares Being Exercised on This Date:  ______________



        5.     Exercise Price:  $_____ per share

        6.     Manner of Payment:

               ______      Check (amount enclosed:  $                     )
                                                     ---------------------

               ______ Stock Certificates (subject to receipt of opinion of counsel, as specified in Section 5 of the Stock Option Agreement)


                                        ---------------------------------
                                        Employee

                                         Date:
                                              --------------------



Signature Guarantee:



-------------------------------